UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 13, 2009
THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     Attached and being furnished as Exhibit 99.1 is a copy of a press release of The Talbots, Inc. (“Talbots”) dated April 13, 2009, reporting Talbots financial results for the fourth quarter and full fiscal year of 2008.
Non-GAAP Financial Measures:
     To supplement the Company’s financial results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company uses, and has also included in the attached press release and will include as part of its accompanying conference call and webcast, certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures as disclosed by the Company may also be calculated differently from similar measures disclosed by other companies. To ease the use and understanding of our supplemental non-GAAP financial measures, the Company includes the most directly comparable GAAP financial measure.
     The Company uses certain non-GAAP financial operating measures in connection with the fiscal year 2008 and 2007 fourth quarter and full year results which exclude (i) restructuring charges and (ii) asset impairment charges.
     Management uses these financial measures, together with GAAP results, in preparing certain internal budgets and operating plans, evaluating actual performance, assessing historical performance over reporting periods, assessing management performance, and assessing operating performance against other companies. This information may also aid investors in further understanding and evaluating the Company’s period to period operating performance and financial results. Material limitations of these financial measures are: (i) such measures do not reflect actual GAAP amounts, (ii) charges related to these restructuring include actual cash outlays and are not non-cash accounting charges, and (iii) impairment charges reflect an actual decrease in the carrying value of one or more assets based on current estimates of the fair value of those assets and are material items to an investor’s understanding of the Company’s financial position. Management compensates for these limitations by clarifying that these measures are only one operating metric used for internal financial analysis and planning purposes and should not be considered in isolation, and by providing the directly comparable GAAP financial measure.
     The Company has also used certain non-GAAP financial operating measures in connection with its first quarter fiscal 2009 outlook which exlude possible restructuring charges and asset impairment charges. The Company is not able to reasonably estimate these possible exclusions from the fiscal 2009 first quarter outlook.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     d. Exhibits.
99.1     Press Release of The Talbots, Inc., dated April 13, 2009.*

*	Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: April 13, 2009	By:	/s/ Carol Stone
		Name:	Carol Stone
		Title:	Senior Vice President, Finance